Exhibit 10.30

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT TO PURCHASE SHARES

OF COMMON STOCK OF

PRINCIPAL SOLAR, INC.

Initial Number of Shares:	187,500
Initial Exercise Price:	$6.00 per share
Date of Grant:	May 15, 2015
Expiration Date:	May 15, 2020

THIS CERTIFIES THAT, SMCDLB, LLC, or any person or entity to whom the interest in this Warrant is lawfully transferred ("Holder") is entitled to purchase the above number (as adjusted pursuant to Section 4 hereof) of fully paid and non-assessable shares of the Common Stock (the "Common Stock") of Principal Solar, Inc., a Delaware corporation (the "Company), having an Exercise Price as set forth above, subject to the provisions and upon the terms and conditions set forth herein and in the Warrant Agreement between the Company and SMCDLB, LLC, dated May 15, 2015 (the “Warrant Agreement”). The exercise price, as adjusted from time to time as provided herein, is referred to as the "Exercise Price."

1.     Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time commencing on the Date of Grant and ending on the Expiration Date, after which time the Warrant shall be void.

2.     Method of Exercise; Payment; Issuance of New Warrant. Subject to Section 1 hereof, the right to purchase Shares represented by this Warrant may be exercised by Holder, in whole or in part, for the total number of Shares remaining available for exercise by the surrender of this Warrant (with the notice of exercise form attached hereto duly completed and executed) at the principal office of the Company and by the payment to the Company, by check made payable to the Company drawn on a United States bank and for United States funds, or by delivery to the Company of evidence of cancellation of indebtedness of the Company to such Holder, of an amount equal to the then applicable Exercise Price per share multiplied by the number of Shares then being purchased or by net exercise pursuant to Section 6 hereof. In the event of any exercise of the purchase right represented by this Warrant, certificates for the Shares so purchased shall be promptly delivered to Holder and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be promptly delivered to Holder.

Exhibit 10.30

3.     Exercise Price. The Exercise Price at which this Warrant may be exercised shall be the Exercise Price, as adjusted from time to time pursuant to Section 4 hereof.

4.     Reclassification, Reorganization, Consolidation or Merger. In the case of any reclassification of the Shares, or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Shares), the Company, or such successor corporation, as the case may be, shall execute a new warrant providing that the Holder shall have the right to exercise such new warrant and upon such exercise to receive, in lieu of each Share theretofore issuable upon exercise of this Warrant, the number and kind of securities, money and property receivable upon such reclassification, reorganization, consolidation or merger by a holder of Shares for each Share. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4 including, without limitation, adjustments to the Exercise Price and to the number of Shares issuable upon exercise of this Warrant. The provisions of this Section 4 shall similarly apply to successive reclassifications, reorganizations, consolidations or mergers.

5.     Transferability and Negotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). Subject to the provisions of this Section 5, title to this Warrant may be transferred in the same manner as a negotiable instrument transferable by endorsement and delivery.

6.     Net Exercise. In lieu of exercising this Warrant for cash, any time prior to the Expiration Date, the Holder may elect to exchange this Warrant for Shares equal to the value of this Warrant by surrender of this Warrant, together with notice of such election, at the principal office of the Company, in which event the Company shall issue to the holder a number of Shares computed using the following formula:

X = Y (A-B)
                                    A

Where   :

X= the number of Shares to be issued to the holder.

Y= the number of Shares purchasable under this Warrant.

A= value per share of one Share determined in accordance with Section 2 of the Warrant Agreement.

B= the Exercise Price (as adjusted).

Exhibit 10.30

7.     Investment Intent; Accredited Investor. Holder represents and warrants to the Company that Holder is acquiring this Warrant for investment purposes and with no present intention of distributing or reselling the Warrants or any of the Shares issuable upon exercise of the Warrant. Holder represents that it is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act (the “Act”), and at the time that the Holder seeks to exercise all or a portion of this Warrant will execute and deliver to the Company the Investment Representation Statement that accompanies this Agreement.

8.     Miscellaneous. The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of Shares to permit the exercise hereof in full. Such Shares, when issued in compliance with the provisions of this Warrant and the Company’s Certificate of Incorporation, will be duly authorized, validly issued, fully paid and non-assessable and free of any liens and encumbrances except for restrictions on transfer under applicable federal and state securities laws. No Holder of this Warrant, as such, shall, prior to the exercise of this Warrant, be entitled to vote or receive dividends or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon Holder, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder hereof and their respective successors and assigns. This Warrant shall be governed by and construed under the laws of the State of Delaware.

Signature page follows.

Exhibit 10.30

Holder:		Company:

SMCDLB, LLC		PRINCIPAL SOLAR, INC.
a Georgia limited liability company		a Delaware Corporation

By:	/s/ Dan Brooks	By:	/s/ Michael Gorton
	Dan Brooks		Michael Gorton
	Chief Executive Officer		Chief Executive Officer

Exhibit 10.30

NOTICE OF EXERCISE

Tranche 1

TO:     PRINCIPAL SOLAR, INC.

1.     The undersigned hereby elects to purchase _________ shares of the Common Stock of PRINCIPAL SOLAR, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

2.     The undersigned hereby elects to purchase __________ shares of the Common Stock of PRINCIPAL SOLAR, INC. pursuant to the terms of the attached Warrant on a net exercise basis in accordance with Section 6.

3.     Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below:

Name:

Tax ID:

Address:

Signed:

Date: